Exhibit 10.91

MASTER REVOLVING NOTE
Variable Rate-Maturity Date-Obligatory Advances (Business and Commercial Loans Only)

AMOUNT	NOTE DATE	MATURITY DATE	TAX IDENTIFICATION #
$2,400,000.00	January 19, 2007	January 31, 2008	76-0585701

On the Maturity Date, as stated above, for value received, the undersigned promise(s) to pay to the order of Comerica Bank (“Bank”), at any office of the Bank in the State of California, $2,400,000.00 Dollars (U.S.) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until maturity, whether by acceleration or otherwise, or an Event of Default, as later defined, at a per annum rate equal to the Bank’s base rate from time to time in effect minus one-half of one (1/2%) percent per annum and after that at a rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). The Bank’s “base rate” is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank’s base rate changes. Interest shall be calculated on the basis of a 360-day year for the actual number of days the principal is outstanding. Accrued interest on this Note shall be payable on the first day of each month commencing February 1, 2007, until the Maturity Date when all amounts outstanding under this Note shall be due and payable in full, If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to 5% of each late payment may be charged on any payment not received by the Bank within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

The amount available to be borrowed hereunder shall be reduced to:

(a)                     $2,275,000.00 as of March 31, 2007;

(b)                    $2,175,000.00 as of June 30, 2007;

(c)                     $2,075,000.00 as of September 30, 2007; and

(d)                    $1,975,000.00 as of December 31, 2007.

To the extent that, as of the date for any of the aforementioned reductions, the principal amount outstanding hereunder exceeds the amount available as so reduced, the undersigned shall, on or before the date for such reduction, repay the principal balance outstanding hereunder by an amount not less than such excess.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received in cash by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively “Indebtedness”) are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively “Collateral”). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned’s principal dwelling or any of the undersigned’s real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has(have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness (“guarantor”) (i) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (ii) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any such guarantor and the Bank; or (iii) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation of a limited liability company) is the subject of a dissolution, merger or consolidation; or (a) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (b) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (c) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (d) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (e) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a “Default”), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), cease advancing money or extending credit to or for the benefit of the undersigned under this Note or any other agreement between the undersigned and Bank, terminate this Note as to any future liability or obligation of Bank, but without affecting Bank’s rights and security interests in any Collateral and the indebtedness of the undersigned to Bank, sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This Note, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract instrument, or (b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned’s respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-605 of the California Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to the Note or to the undersigned to the Bank’s parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word “undersigned” means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

CRDENTIA CORP.

By:	/s/ James D. Durham
SIGNATURE OF

Its:	CEO
TITLE

5001 LBJ Fwy, Suite 850	Dallas	Texas	United States	75244-6157
Street Address	City	State	Country	Zip Code

For Bank Use Only			CCAR #

Loan Officer Initials NLC	Loan Group Name Peninsula Banking	Obligor(s) Name Crdentia Corp.

Loan Officer I.D. No.	Loan Group No. 95745	Obligor # 1868284110	Note #	Amount $2,400,000.00

2

Corporate Resolutions and Incumbency Certification Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of Crdentia Corp. (“Corporation”) and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes on or as of January 19, 2007.

Copy of Resolutions:

Be it Resolved, That:

1.                          Any one of the Chairman, CEO or CFO of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)                    Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (the “Bank”) up to an amount not exceeding $ N/A (if left blank, then unlimited);

(b)                   Discount with the Bank commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)                    Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)                   Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e)                    Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.                          Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.                          Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.                          These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.                          Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to the effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.                          The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

James D. Durham	Chairman and CEO	/s/ James D. Durham

James J. TerBeest	CFO and Secretary	/s/ James J. TerBeest

In Witness Whereof, I have affixed my name as Secretary on 1/19/07.

/s/ James J. TerBeest
SECRETARY

2

CERTIFICATION OF BYLAWS

The undersigned Secretary of CRDENTIA CORP., a Delaware corporation (“Company”), hereby certifies to COMERICA BANK, a Michigan banking corporation (“Bank”), that the Bylaws of the Company attached as Exhibit A: (i) are a true, complete and accurate copy of such documents; (ii) remain in full force and effect; (iii) have not been amended, repealed or rescinded in any respect; and (iv) may continue to be relied upon by Bank until and unless written notice to the contrary is delivered to Bank.

Executed as of the 19th day of January, 2007.

CRDENTIA CORP.

By:	/s/ James J. TerBeest
Name:	JAMES J. TERBEEST
Its:	Secretary

EXHIBIT A

See Attached Bylaws

2

Automatic Loan Payment Authorization

Date: January 19, 2007

Obligor Name (Typed or Printed):	CRDENTIA CORP.

Obligor Number:		Lender’s Cost Center #:

Address:	5001 LBJ FWY Suite 850	Dallas	Texas	75244-6156
STREET ADDRESS		CITY	STATE	ZIP CODE

The undersigned hereby authorizes COMERICA BANK (“Bank”) to charge the account designated below for the payments due on the loan(s) as designated below and all renewals, extensions, modifications and/or substitutions thereof. This authorization will remain in effect unless the undersigned requests a modification that is agreed to by the Bank in writing. The undersigned remains fully responsible for all amounts outstanding to Bank if the designated account is insufficient for repayment.

☒                    Automatic Payment Authorization for all payments on all current and future borrowings, as and when such payments come due (which payments include, without limitation, principal, interest, fees, costs, and expenses).

☐                      Automatic Payment Authorization for all payments on only the specific borrowing identified below, as and when such payments come due (which payments include, without limitation, principal, interest, fees, costs, and expenses).

Specific Obligation Number:

☐                      Automatic Payment Authorization for less than all payments on only the specific borrowing identified below, as and when such payments come due.

Specific Obligation Number:

☐                      Principal and Interest payments only

☐                      Principal payments only

☐                      Interest payments only

☐                      SPECIAL INSTRUCTIONS/IRREGULAR PAYMENT INSTRUCTIONS

Payment Due Date: Your loan payments will be charged to your account as indicated above on the dates such payments become due (or on date thereafter when there are available funds) unless that day is a Saturday, Sunday, or Bank holiday in which case such payments will be charged on the following business day, with interest to accrue during this extension as provided under the loan documents.

Account to be Charged:

☐        Checking                  Comerica Account No.

☐        Savings                     Comerica Account No.

(Charges to account are withdrawals pursuant to account resolution)

CRDENTIA CORP.

By:	/s/ James D. Durham	Its:	CEO
SIGNATURE OF		TITLE (if applicable)

US PATRIOT ACT NOTIFICATION

IMPORTANT INFORMATION ABOUT PROCEDURES
FOR OPENING A NEW ACCOUNT.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for Borrower: When Borrower opens an account, if Borrower is an individual, Bank will ask for Borrower’s name, taxpayer identification number, residential address, date of birth, and other information that will allow Bank to identify Borrower, and, if Borrower is not an individual, Bank will ask for Borrower’s name, taxpayer identification number, business address, and other information that will allow Bank to identify Borrower. Bank may also ask, if Borrower is an individual, to see Borrower’s driver’s license or other identifying documents, and, if Borrower is not an individual, to see Borrower’s legal organizational documents or other identifying documents.

RECEIPT ACKNOWLEDGED:

CRDENTIA CORP.

By:	/s/ James D. Durham

Its:	CEO

Date:	January 19, 2007

Borrower’s Telephone and Facsimile Authorization

Obligor Number:	Date: January 19, 2007

Assignment Unit:	Obligation Number:

The undersigned confirms certain borrowing arrangements pursuant to and subject to the terms of the $2,400,000 Master Revolving Note, and all renewals, extensions, modifications, and/or substitutions thereof (the “Note”) dated January 19, 2007, executed and delivered by the undersigned to Comerica Bank (“Bank”).

Until notice to the contrary to the undersigned, Bank has agreed that advances under the Note may be requested from time to time at the discretion of the undersigned by telephone or facsimile transmission. Immediately upon receipt from time to time of such telephone request or facsimile transmission from the undersigned, Bank is authorized to lend and credit such sums of money as requested to any of the following accounts or any other account with Bank designated by the undersigned (together with the Security Code) (such account(s) referred to as “Designated Account(s)”)

Bank may rely on receipt of the Security Code as proof that the caller or sender is authorized to make the request for advance, repayment, change of Security Code on Comerica’s Flexline System, or change of Designated Account(s) on behalf of the undersigned.

The undersigned acknowledges that borrowings under the Note may be repaid from time to time at the election of the undersigned, but subject to the terms of the Note and any related agreement with Bank, upon receipt of instructions to do so sent from the undersigned to Bank by telephone or facsimile transmission (together with the Security Code and the Designated Account(s)). Repayment may be effected (in whole or in part) by debiting any account designated above (or designated in compliance with the above paragraph) in accordance with the undersigned’s instructions (together with the Security Code). The undersigned shall remain fully responsible for any amounts outstanding under the Note if the undersigned’s accounts with Bank are insufficient for the repayment of the Note. All requests for payments are to be against collected funds.

The undersigned acknowledges that if Bank makes an advance or effects a repayment based on a request made by telephone or facsimile transmission, it shall be for the convenience of the undersigned and all risks involved in the use of this procedure shall be borne by the undersigned, and the undersigned expressly agrees to indemnify and hold Bank harmless therefor. Without limitation of the foregoing, the undersigned acknowledges that Bank shall have no duty to confirm the authority of anyone requesting an advance or repayment by telephone or facsimile transmission, and further that Bank has advised the undersigned to protect and safeguard the Security Code to prevent its unauthorized use. The undersigned assumes any losses or damages whatsoever which may occur or arise out of its failure to protect and safeguard the Security Code or out of its unauthorized use.

Borrower(s):	CRDENTIA CORP.

Address:	5001 LBJ FWY Suite 850 Dallas, Texas 75244-6156

CRDENTIA CORP.

By:	/s/ James D. Durham
Signature Of

Its:	CEO
Title

Comerica Flexline customers will enter their Security Code directly into Comerica’s Flexline system. For customers desiring to utilize a Security Code outside of the Flexline system, please enter your Security Code below.

Security Code:

2

Comerica Bank

January 19, 2007

Crdentia Corp.
5001 LBJ FWY Suite 850
Dallas, Texas 75244-6156

This Letter Agreement is entered into by and between Comerica Bank (“Bank”) and the undersigned party as of this 19 day of January, 2007.

The undersigned and Bank agree that the following Reference Provision shall be made a part of any agreement, instrument, or document made or entered into by the undersigned with or in favor of Bank (collectively, the “Agreement”) and is hereby incorporated into any such Agreement by this reference.

Reference Provision.

a.    In the event that the Jury Trial Waiver provision contained in the Agreement is not enforceable, the parties elect to proceed under this Reference Provision.

b.    With the exception of the items specified in clause (c), below, any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to the Agreement will be resolved by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Agreement, venue for the reference proceeding will be in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the “Court”).

c.    The matters that shall not be subject to a reference are the following: (i) non-judicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This Agreement does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this Agreement.

d.    The referee shall be a retired judge or justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. Pursuant to CCP § 170.6, each party shall have one peremptory challenge to the referee selected by the Presiding Judge of the Court (or his or her representative).

e.    The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (a) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (b) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (c) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

f.     The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

g.    Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

h.    The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a trial, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

i.     If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or Justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

j.     THE PARTIES RECOGNIZE AND AGREE THAT ALL DISPUTES RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM WHICH ARISES OUT OF OR IS RELATED TO THE AGREEMENT.

COMERICA BANK		CRDENTIA CORP.

By:	/s/ Nina L. Cortez	By:	/s/ James D. Durham

Title:	VICE PRESIDENT	Title:	CEO

2

SECURITY AGREEMENT - PLEDGE

THIS SECURITY AGREEMENT PLEDGE (this “Agreement”), dated as of January 19, 2007, is entered into by and between JAMES DURHAM, an individual (the “Pledgor”), and COMERICA BANK, a Michigan banking corporation (the “Secured Party”).

RECITALS:

WHEREAS, CRDENTIA CORP., a Delaware corporation (“Borrower”) has executed and delivered to Secured Party a certain $2,400,000 Revolving Credit Note dated as of the date hereof (as the same may be from time to time hereafter amended or supplemented and together with all other agreements, instruments and documents executed by and between Secured Party and Pledgor in connection therewith, the “Loan Documents”), pursuant to which Secured Party has extended and may hereafter extend certain financial accommodations to Borrower;

WHEREAS, Pledgor has agreed to secure Borrower’s obligations under the Loan Documents pursuant to the terms and provisions of this Agreement;

NOW, THEREFORE, in consideration of the recitals and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

SECTION 1.  Pledge.

(a)       Unless otherwise defined herein, each term used in this Agreement which is defined in the California Uniform Commercial Code, as amended from time to time, (the “Code”) shall have the meaning set forth herein.

(b)       Pledgor hereby pledges and grants to Secured Party a first priority lien on and security interest in each and all of the following items of collateral (hereinafter collectively referred to as the “Collateral”):

(i)        All of Pledgor’s right, title and interest, including the right to receive all payments of principal and interest, in and to that certain $600,000.00 certificate of deposit, #385107235454 with Bank, together with any and all additions, renewals, replacements, rollovers, reinvestments or substitutions thereof or therefor (the “Certificates”); and

(ii)       All proceeds of the Certificates, including all rights, benefits, principal payments, interest payments, dividends, distributions, premiums, profits, documents, accounts, instruments, general intangibles, deposit accounts, money and whatever other tangible and intangible property is received by the Pledgor upon the liquidation, sale or other disposition of the Certificates, or the proceeds thereof.

(c)       This Agreements secures, and the Collateral is security for, the prompt and complete payment of any and all debts, liabilities, obligations (including the obligations of Borrower under the Loan Documents), covenants and duties owing by Borrower to Secured

Security Agreement (James Durham)

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Party of any kind and description, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising under this Agreement or the Loan Documents, and further including all costs, fees, and expenses which Pledgor and/or Borrower is required to pay or reimburse by this Agreement or the Loan Documents by law or otherwise (collectively, the “Obligations”).

(d)       Pledgor further agrees to execute and deliver to Secured Party, or to such other party as Secured Party shall direct, in form and substance as Secured Party shall reasonably request, all security agreements, control agreements, assignments, financing statements, instructions, instruments, notices, and other documents or agreements and to take all further action, at the expense of Pledgor, from time to time reasonably requested by Secured Party in order to maintain a first priority perfected security interest in the Collateral in favor of Secured Party or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral, or to effect a transfer of the Collateral or any part thereof. Pledgor shall take all steps necessary to ensure that all certificates (including certificated securities) or instruments representing or evidencing the Collateral, if any, shall be delivered to and held by Secured Party pursuant hereto and shall be in suitable form for transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

SECTION 2.  Payments on the Certificates.

(a)       Prior to the occurrence of an Event of Default hereunder, Pledgor shall be entitled to receive payments of interest, dividends, or other income made on the Certificates.

(b)       If, after the occurrence and continuance of an Event of Default hereunder, Pledgor shall become entitled to receive any principal, interest or premium payment in respect of the Certificates, then Pledgor shall be deemed to have accepted the same as Secured Party’s agent, shall hold such payments in trust on behalf of Secured Party, and shall immediately deliver all such payments to Secured Party. All sums of money which are received by Secured Party in respect of the Certificates pursuant to this provision shall be deemed collections under Section 9608 of the Code and shall be credited against the Obligations.

SECTION 3.  Release of Collateral.

(a)       At such time as all of the Obligations under the Loan Documents have been fully and finally satisfied, and Secured Party’s obligation to provide extensions of credit thereunder have terminated, and Borrower is no longer obligated to Secured Party under the Loan Documents, this Agreement (and the liens granted hereunder) shall automatically terminate.

SECTION 4.  Representations, Warranties, and Covenants of Pledgor.

Pledgor represents, warrants, and covenants to Secured Party that:

(a)       The Collateral is owned by Pledgor and is not subject to any restrictions on transfer or pledge;

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(b)       Pledgor has full power, authority, and legal right to pledge all of its right, title, and interest in and to the Collateral pursuant to this Agreement;

(c)       This Agreement has been duly authorized, executed, and delivered by Pledgor and constitutes a legal, valid, and binding obligation of Pledgor enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)       No consent of any other party (including, without limitation, other creditors of Pledgor) and no consent, license, permit, approval, or authorization of, exemption by, notice or report to, or registration, filing, or declaration with, any governmental authority, domestic or foreign, is required to be obtained by Pledgor in connection with the execution, delivery, or performance of this Agreement;

(e)       The execution, delivery, and performance by Pledgor of this Agreement requires no action by or in respect of, or filing with, any governmental body, agency, or official, and does not violate or contravene, or constitute a default under, any law or regulation applicable to Pledgor or of any material agreement, judgment, injunction, order, decree, or other instrument binding upon Pledgor, or result in the creation or imposition of any lien on any assets of Pledgor except as contemplated by this Agreement;

(f)        The pledge and assignment of the Collateral pursuant to this Agreement creates a valid first priority Lien on and a first priority perfected security interest in the Collateral, not subject to any prior lien or encumbrance in favor of any third party. Pledgor covenants that the Collateral is now and at all times shall remain free of all liens and encumbrances, other than to Secured Party. Pledgor covenants and agrees that it will defend Secured Party’s right, title and security interest in and to the Collateral against the claims and demands of all persons;

(g)       Secured Party shall have control over the Collateral within the meaning of Section 9104 of the Code, and Pledgor shall have no right to withdraw any of the Collateral, and Pledgor shall not liquidate, cause or permit to be liquidated, or effect, or cause or permit to be effected, any other disposition of the Collateral, in whole or in part;

(h)       Pledgor hereby grants to Secured Party an irrevocable power of attorney, with full power of substitution coupled with an interest, to, so long as any of the Obligations (other than inchoate obligations to indemnify Secured Party) hereunder and under the Loan Documents shall remain outstanding, execute and endorse, as applicable, on behalf of Pledgor, such financing statements, continuation financing statements, security agreements, reports, notices, and all other documents, instruments and agreements and perform any other acts (including pressing any claim) in order to: (i) perfect and maintain perfected security interest in the Collateral; (ii) fully consummate all of the transactions contemplated under this Agreement and the Loan Documents; and (iii) effect and exercise the rights and remedies of Secured Party with respect to the Collateral as set forth in this Agreement.

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SECTION 5.  No Disposition.

Except in accordance with the terms of the Loan Documents, without the prior written consent of Secured Party, Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur, or permit to exist any assessment, pledge, lien, mortgage, hypothecation, security interest, charge, option, or any other encumbrance with respect to any of the Collateral, any interest therein, or any proceeds thereof.

SECTION 6.  Obligations of Pledgor Unconditional.

Pledgor’s duty to perform and observe the agreements and covenants on its part contained herein shall be absolute and unconditional.

SECTION 7.  Events of Default. The occurrence and continuance of any Event of Default under the Loan Documents shall be an “Event of Default” hereunder.

SECTION 8.  Remedies Upon Default.

(a)       If an Event of Default should occur and continue, Secured Party shall have all of the rights and remedies of a secured party under the Code, under this Agreement, and under applicable law, and available in equity. In addition, Secured Party shall have the right, to the full extent permitted by law, and Pledgor shall take such action necessary or appropriate to give effect to such right and to give consents, ratifications, and waivers thereto, to take any other action with respect to the Collateral as if Secured Party were the absolute and sole owner thereof including, without limitation, the right to liquidate and/or convert to cash all or any part of the Collateral (including Certificates of Deposit) and to, at Bank’s option, apply cash proceeds thereof to Obligations then owing and/or to hold the proceeds thereof as continuing security for Obligations whether such Obligations are then due.

(b)       If an Event of Default should occur and continue, Secured Party shall have the right to exercise any and all rights and remedies provided by this Agreement (including application of any cash Collateral, to the repayment of Borrower’s obligations owing to Secured Party hereunder and under the Loan Documents), to sell the Collateral, or any part thereof, at public or private sale or on any securities exchange, for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem commercially reasonable. Secured Party may purchase any or all of the Collateral so sold at any public sale (or, with respect to any portion of the Collateral which is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same free from any right or claim of whatsoever kind. Secured Party is authorized, at any such sale, if it deems it advisable to do so, to restrict the prospective bidders or purchasers of any of the Collateral to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any of the Collateral. To the extent that any portion of the Collateral is not of a type customarily sold on a recognized market, Secured Party shall give Pledgor at least ten (10) days written notice of its intention to make any such public or private sale of that portion of the Collateral.

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(c)       Pledgor hereby agrees that any disposition of Collateral by way of a private placement or other method which in the reasonable opinion of counsel for Secured Party is required or advisable under federal and state securities laws shall be deemed to be commercially reasonable. Pledgor also agrees that, except for duties set forth in the Code, Secured Party has no duty to sell or otherwise dispose of the Collateral, either before or after an Event of Default, whether upon the request of Pledgor or otherwise.

(d)       Pledgor agrees to pay to Secured Party, promptly on demand following any Event of Default, such reasonable amount of costs, fees and expenses (all of which shall constitute obligations) incurred by Secured Party in connection with the exercise of its rights under this Section 8, including reasonable attorneys’ fees, disbursements, and legal expenses, whether or not suit is brought.

(e)       Secured Party’s remedies under this Agreement are cumulative and in addition to all other remedies which it may possess, at law, in equity, under any other agreement, or otherwise.

SECTION 9.  No Waiver.

No failure on the part of Secured Party to exercise, and no delay in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy by Secured Party preclude any other or further exercise thereof or the exercise of any other right, power, or remedy.

SECTION 10.  Miscellaneous.

(a)       Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, references to any gender include any other gender, the part includes the whole, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, exhibit and schedule references are to this Agreement, unless otherwise specified. Initially capitalized terms contained in this Agreement and not separately defined herein shall have the meanings ascribed thereto in the LCRA.

(b)       Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)       This Agreement sets forth the entire understanding between Pledgor and Secured Party regarding the subject matter of this Agreement, and all prior agreements or understandings, if any, regarding the subject matter hereof are merged herein. This Agreement may not be amended, changed, modified, altered, or terminated except by means of a writing signed by the parties hereto.

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(d)       The subject headings and the sections and subsections of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

(e)       This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 11.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

(a)       THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAWS.

(b)       THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT SECURED PARTY’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SECURED PARTY ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGOR AND THE SECURED PARTY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

(c)       THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.

SECTION 12.  JUDICIAL REFERENCE PROVISION.

(a)       In the event the Jury Trial Waiver set forth above in Section 11(c) above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

(b)       With the exception of the items specified in clause (c), below, any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to

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this Agreement or any other document, instrument or agreement between the undersigned parties (collectively in this Section, the “Comerica Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Comerica Documents, venue for the reference proceeding will be in the state or federal court in the county or district where the real property involved in the action, if any, is located or in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the “Court”).

(c)       The matters that shall not be subject to a reference are the following: (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This reference provision does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this reference provision as provided herein.

(d)       The referee shall be a retired judge or justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. Pursuant to CCP § 170.6, each party shall have one peremptory challenge to the referee selected by the Presiding Judge of the Court (or his or her representative).

(e)       The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

(f)        The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

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(g)       Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

(h)       The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

(i)        If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

(j)        THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER COMERICA DOCUMENTS.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

“PLEDGOR”

/s/ James Durham
James Durham, an individual

“SECURED PARTY”

COMERICA BANK

By	/s/ Nina L. Cortez
Name:	NINA L. CORTEZ
Title:	VICE PRESIDENT

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SECURITY AGREEMENT - PLEDGE

THIS SECURITY AGREEMENT PLEDGE (this “Agreement”), dated as of January       , 2007, is entered into by and between C. FRED TONEY, an individual (the “Pledgor”), and COMERICA BANK, a Michigan banking corporation (the “Secured Party”).

RECITALS:

WHEREAS, CRDENTIA CORP., a Delaware corporation (“Borrower”) has executed and delivered to Secured Party a certain $2,400,000 Revolving Credit Note dated as of the date hereof (as the same may be from time to time hereafter amended or supplemented and together with all other agreements, instruments and documents executed by and between Secured Party and Pledgor in connection therewith, the “Loan Documents”), pursuant to which Secured Party has extended and may hereafter extend certain financial accommodations to Borrower;

WHEREAS, Pledgor has agreed to secure Borrower’s obligations under the Loan Documents pursuant to the terms and provisions of this Agreement;

NOW, THEREFORE, in consideration of the recitals and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

SECTION 1.  Pledge.

(a)       Unless otherwise defined herein, each term used in this Agreement which is defined in the California Uniform Commercial Code, as amended from time to time, (the “Code”) shall have the meaning set forth herein.

(b)       Pledgor hereby pledges and grants to Secured Party a first priority lien on and security interest in each and all of the following items of collateral (hereinafter collectively referred to as the “Collateral”):

(i)        All of Pledgor’s right, title and interest, including the right to receive all payments of principal and interest, in and to that certain $1,125,000.00 certificate of deposit, #385107235462 with Bank, together with any and all additions, renewals, replacements, rollovers, reinvestments or substitutions thereof or therefor (the “Certificates”); and

(ii)       All proceeds of the Certificates, including all rights, benefits, principal payments, interest payments, dividends, distributions, premiums, profits, documents, accounts, instruments, general intangibles, deposit accounts, money and whatever other tangible and intangible property is received by the Pledgor upon the liquidation, sale or other disposition of the Certificates, or the proceeds thereof.

(c)       This Agreements secures, and the Collateral is security for, the prompt and complete payment of any and all debts, liabilities, obligations (including the obligations of Borrower under the Loan Documents), covenants and duties owing by Borrower to Secured

Security Agreement (C. Fred Toney)

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Party of any kind and description, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising under this Agreement or the Loan Documents, and further including all costs, fees, and expenses which Pledgor and/or Borrower is required to pay or reimburse by this Agreement or the Loan Documents by law or otherwise (collectively, the “Obligations”).

(d)       Pledgor further agrees to execute and deliver to Secured Party, or to such other party as Secured Party shall direct, in form and substance as Secured Party shall reasonably request, all security agreements, control agreements, assignments, financing statements, instructions, instruments, notices, and other documents or agreements and to take all further action, at the expense of Pledgor, from time to time reasonably requested by Secured Party in order to maintain a first priority perfected security interest in the Collateral in favor of Secured Party or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral, or to effect a transfer of the Collateral or any part thereof. Pledgor shall take all steps necessary to ensure that all certificates (including certificated securities) or instruments representing or evidencing the Collateral, if any, shall be delivered to and held by Secured Party pursuant hereto and shall be in suitable form for transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

SECTION 2.  Payments on the Certificates.

(a)       Prior to the occurrence of an Event of Default hereunder, Pledgor shall be entitled to receive payments of interest, dividends, or other income made on the Certificates.

(b)       If, after the occurrence and continuance of an Event of Default hereunder, Pledgor shall become entitled to receive any principal, interest or premium payment in respect of the Certificates, then Pledgor shall be deemed to have accepted the same as Secured Party’s agent, shall hold such payments in trust on behalf of Secured Party, and shall immediately deliver all such payments to Secured Party. All sums of money which are received by Secured Party in respect of the Certificates pursuant to this provision shall be deemed collections under Section 9608 of the Code and shall be credited against the Obligations.

SECTION 3.  Release of Collateral.

(a)       At such time as all of the Obligations under the Loan Documents have been fully and finally satisfied, and Secured Party’s obligation to provide extensions of credit thereunder have terminated, and Borrower is no longer obligated to Secured Party under the Loan Documents, this Agreement (and the liens granted hereunder) shall automatically terminate.

SECTION 4.  Representations, Warranties, and Covenants of Pledgor.

Pledgor represents, warrants, and covenants to Secured Party that:

(a)       The Collateral is owned by Pledgor and is not subject to any restrictions on transfer or pledge;

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(b)       Pledgor has full power, authority, and legal right to pledge all of its right, title, and interest in and to the Collateral pursuant to this Agreement;

(c)       This Agreement has been duly authorized, executed, and delivered by Pledgor and constitutes a legal, valid, and binding obligation of Pledgor enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)       No consent of any other party (including, without limitation, other creditors of Pledgor) and no consent, license, permit, approval, or authorization of, exemption by, notice or report to, or registration, filing, or declaration with, any governmental authority, domestic or foreign, is required to be obtained by Pledgor in connection with the execution, delivery, or performance of this Agreement;

(e)       The execution, delivery, and performance by Pledgor of this Agreement requires no action by or in respect of, or filing with, any governmental body, agency, or official, and does not violate or contravene, or constitute a default under, any law or regulation applicable to Pledgor or of any material agreement, judgment, injunction, order, decree, or other instrument binding upon Pledgor, or result in the creation or imposition of any lien on any assets of Pledgor except as contemplated by this Agreement;

(f)        The pledge and assignment of the Collateral pursuant to this Agreement creates a valid first priority Lien on and a first priority perfected security interest in the Collateral, not subject to any prior lien or encumbrance in favor of any third party. Pledgor covenants that the Collateral is now and at all times shall remain free of all liens and encumbrances, other than to Secured Party. Pledgor covenants and agrees that it will defend Secured Party’s right, title and security interest in and to the Collateral against the claims and demands of all persons;

(g)       Secured Party shall have control over the Collateral within the meaning of Section 9104 of the Code, and Pledgor shall have no right to withdraw any of the Collateral, and Pledgor shall not liquidate, cause or permit to be liquidated, or effect, or cause or permit to be effected, any other disposition of the Collateral, in whole or in part;

(h)       Pledgor hereby grants to Secured Party an irrevocable power of attorney, with full power of substitution coupled with an interest, to, so long as any of the Obligations (other than inchoate obligations to indemnify Secured Party) hereunder and under the Loan Documents shall remain outstanding, execute and endorse, as applicable, on behalf of Pledgor, such financing statements, continuation financing statements, security agreements, reports, notices, and all other documents, instruments and agreements and perform any other acts (including pressing any claim) in order to: (i) perfect and maintain perfected security interest in the Collateral; (ii) fully consummate all of the transactions contemplated under this Agreement and the Loan Documents; and (iii) effect and exercise the rights and remedies of Secured Party with respect to the Collateral as set forth in this Agreement.

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SECTION 5.  No Disposition.

Except in accordance with the terms of the Loan Documents, without the prior written consent of Secured Party, Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur, or permit to exist any assessment, pledge, lien, mortgage, hypothecation, security interest, charge, option, or any other encumbrance with respect to any of the Collateral, any interest therein, or any proceeds thereof.

SECTION 6.  Obligations of Pledgor Unconditional.

Pledgor’s duty to perform and observe the agreements and covenants on its part contained herein shall be absolute and unconditional.

SECTION 7.  Events of Default. The occurrence and continuance of any Event of Default under the Loan Documents shall be an “Event of Default” hereunder.

SECTION 8.  Remedies Upon Default.

(a)       If an Event of Default should occur and continue, Secured Party shall have all of the rights and remedies of a secured party under the Code, under this Agreement, and under applicable law, and available in equity. In addition, Secured Party shall have the right, to the full extent permitted by law, and Pledgor shall take such action necessary or appropriate to give effect to such right and to give consents, ratifications, and waivers thereto, to take any other action with respect to the Collateral as if Secured Party were the absolute and sole owner thereof including, without limitation, the right to liquidate and/or convert to cash all or any part of the Collateral (including Certificates of Deposit) and to, at Bank’s option, apply cash proceeds thereof to Obligations then owing and/or to hold the proceeds thereof as continuing security for Obligations whether such Obligations are then due.

(b)       If an Event of Default should occur and continue, Secured Party shall have the right to exercise any and all rights and remedies provided by this Agreement (including application of any cash Collateral, to the repayment of Borrower’s obligations owing to Secured Party hereunder and under the Loan Documents), to sell the Collateral, or any part thereof, at public or private sale or on any securities exchange, for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem commercially reasonable. Secured Party may purchase any or all of the Collateral so sold at any public sale (or, with respect to any portion of the Collateral which is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same free from any right or claim of whatsoever kind. Secured Party is authorized, at any such sale, if it deems it advisable to do so, to restrict the prospective bidders or purchasers of any of the Collateral to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any of the Collateral. To the extent that any portion of the Collateral is not of a type customarily sold on a recognized market, Secured Party shall give Pledgor at least ten (10) days written notice of its intention to make any such public or private sale of that portion of the Collateral.

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(c)       Pledgor hereby agrees that any disposition of Collateral by way of a private placement or other method which in the reasonable opinion of counsel for Secured Party is required or advisable under federal and state securities laws shall be deemed to be commercially reasonable. Pledgor also agrees that, except for duties set forth in the Code, Secured Party has no duty to sell or otherwise dispose of the Collateral, either before or after an Event of Default, whether upon the request of Pledgor or otherwise.

(d)       Pledgor agrees to pay to Secured Party, promptly on demand following any Event of Default, such reasonable amount of costs, fees and expenses (all of which shall constitute obligations) incurred by Secured Party in connection with the exercise of its rights under this Section 8, including reasonable attorneys’ fees, disbursements, and legal expenses, whether or not suit is brought.

(e)       Secured Party’s remedies under this Agreement are cumulative and in addition to all other remedies which it may possess, at law, in equity, under any other agreement, or otherwise.

SECTION 9.  No Waiver.

No failure on the part of Secured Party to exercise, and no delay in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy by Secured Party preclude any other or further exercise thereof or the exercise of any other right, power, or remedy.

SECTION 10.  Miscellaneous.

(a)       Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, references to any gender include any other gender, the part includes the whole, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, exhibit and schedule references are to this Agreement, unless otherwise specified. Initially capitalized terms contained in this Agreement and not separately defined herein shall have the meanings ascribed thereto in the LCRA.

(b)       Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)       This Agreement sets forth the entire understanding between Pledgor and Secured Party regarding the subject matter of this Agreement, and all prior agreements or understandings, if any, regarding the subject matter hereof are merged herein. This Agreement may not be amended, changed, modified, altered, or terminated except by means of a writing signed by the parties hereto.

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(d)       The subject headings and the sections and subsections of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

(e)       This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 11.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

(a)       THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAWS.

(b)       THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT SECURED PARTY’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SECURED PARTY ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGOR AND THE SECURED PARTY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

(c)       THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.

SECTION 12.  JUDICIAL REFERENCE PROVISION.

(a)       In the event the Jury Trial Waiver set forth above in Section 11 (c) above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

(b)       With the exception of the items specified in clause (c), below, any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to

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this Agreement or any other document, instrument or agreement between the undersigned parties (collectively in this Section, the “Comerica Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Comerica Documents, venue for the reference proceeding will be in the state or federal court in the county or district where the real property involved in the action, if any, is located or in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the “Court”).

(c)       The matters that shall not be subject to a reference are the following: (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This reference provision does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this reference provision as provided herein.

(d)       The referee shall be a retired judge or justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. Pursuant to CCP § 170.6, each party shall have one peremptory challenge to the referee selected by the Presiding Judge of the Court (or his or her representative).

(e)       The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

(f)        The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

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(g)       Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

(h)       The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

(i)        If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

(j)        THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER COMERICA DOCUMENTS.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

“PLEDGOR”

/s/ C. Fred Toney
C. Fred Toney, an individual

“SECURED PARTY”

COMERICA BANK

By	/s/ Nina L. Cortez
Name:	NINA L. CORTEZ
Title:	VICE PRESIDENT

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SECURITY AGREEMENT - PLEDGE

THIS SECURITY AGREEMENT PLEDGE (this “Agreement”), dated as of January    , 2007, is entered into by and between MEDCAP PARTNERS L.P., a Delaware limited partnership (the “Pledgor”), and COMERICA BANK, a Michigan banking corporation (the “Secured Party”).

RECITALS:

WHEREAS, CRDENTIA CORP., a Delaware corporation (“Borrower”) has executed and delivered to Secured Party a certain $2,400,000 Revolving Credit Note entered into as of the date hereof (as the same may be from time to time hereafter amended or supplemented and together with all other agreements, instruments and documents executed by and between Secured Party and Borrower in connection therewith, the “Borrower Documents”), pursuant to which Secured Party has extended and may hereafter extend certain financial accommodations to Borrower;

WHEREAS, Pledgor has executed and delivered to Secured Party a certain Guaranty entered into as of the date hereof (as the same may be from time to time hereafter amended or supplemented and together with all other agreements, instruments and documents executed by and between Secured Party and Pledgor in connection therewith, the “Pledgor Documents”, and together with the Borrower Documents, the “Loan Documents”),

WHEREAS, Pledgor has agreed to secure its and the Borrower’s obligations under the Loan Documents pursuant to the terms and provisions of this Agreement;

NOW, THEREFORE, in consideration of the recitals and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

SECTION 1.  Pledge.

(a)       Unless otherwise defined herein, each term used in this Agreement which is defined in the California Uniform Commercial Code, as amended from time to time, (the “Code”) shall have the meaning set forth herein.

(b)       Pledgor hereby pledges and grants to Secured Party a first priority lien on and security interest in each and all of the following items of collateral (hereinafter collectively referred to as the “Collateral”):

(i)        All of Pledgor’s right, title and interest, including the right to receive all payments of principal and interest, in and to that certain $250,000.00 certificate of deposit, #385107235470 with Bank, together with any and all additions, renewals, replacements, rollovers, reinvestments or substitutions thereof or therefor (the “Certificates”): and

Security Agreement (Medcap Partners L.P.)

(ii)       All proceeds of the Certificates, including all rights, benefits, principal payments, interest payments, dividends, distributions, premiums, profits, documents, accounts, instruments, general intangibles, deposit accounts, money and whatever other tangible and intangible property is received by the Pledgor upon the liquidation, sale or other disposition of the Certificates, or the proceeds thereof.

(c)       This Agreements secures, and the Collateral is security for, the prompt and complete payment of any and all debts, liabilities, obligations (including the obligations of Pledgor and/or Borrower under the Loan Documents), covenants and duties owing by Pledgor and/or Borrower to Secured Party of any kind and description, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising under this Agreement or the Loan Documents, and further including all costs, fees, and expenses which Pledgor and/or Borrower is required to pay or reimburse by this Agreement or the Loan Documents by law or otherwise (collectively, the “Obligations”).

(d)       Pledgor further agrees to execute and deliver to Secured Party, or to such other party as Secured Party shall direct, in form and substance as Secured Party shall reasonably request, all security agreements, control agreements, assignments, financing statements, instructions, instruments, notices, and other documents or agreements and to take all further action, at the expense of Pledgor, from time to time reasonably requested by Secured Party in order to maintain a first priority perfected security interest in the Collateral in favor of Secured Party or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral, or to effect a transfer of the Collateral or any part thereof. Pledgor shall take all steps necessary to ensure that all certificates (including certificated securities) or instruments representing or evidencing the Collateral, if any, shall be delivered to and held by Secured Party pursuant hereto and shall be in suitable form for transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

SECTION 2.  Payments on the Certificates.

(a)       Prior to the occurrence of an Event of Default hereunder, Pledgor shall be entitled to receive payments of interest, dividends, or other income made on the Certificates.

(b)       If, after the occurrence and continuance of an Event of Default hereunder, Pledgor shall become entitled to receive any principal, interest or premium payment in respect of the Certificates, then Pledgor shall be deemed to have accepted the same as Secured Party’s agent, shall hold such payments in trust on behalf of Secured Party, and shall immediately deliver all such payments to Secured Party. All sums of money which are received by Secured Party in respect of the Certificates pursuant to this provision shall be deemed collections under Section 9608 of the Code and shall be credited against the Obligations.

SECTION 3.  Release of Collateral.

(a)       At such time as all of the Obligations under the Loan Documents have been fully and finally satisfied, and Secured Party’s obligation to provide extensions of credit thereunder have terminated, and Pledgor and Borrower are no longer obligated to Secured Party under the Loan Documents, this Agreement (and the liens granted hereunder) shall automatically terminate.

SECTION 4.  Representations, Warranties, and Covenants of Pledgor.

Pledgor represents, warrants, and covenants to Secured Party that:

(a)       The Collateral is owned by Pledgor and is not subject to any restrictions on transfer or pledge;

(b)       Pledgor has full power, authority, and legal right to pledge all of its right, title, and interest in and to the Collateral pursuant to this Agreement;

(c)       This Agreement has been duly authorized, executed, and delivered by Pledgor and constitutes a legal, valid, and binding obligation of Pledgor enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)       No consent of any other party (including, without limitation, other creditors of Pledgor) and no consent, license, permit, approval, or authorization of, exemption by, notice or report to, or registration, filing, or declaration with, any governmental authority, domestic or foreign, is required to be obtained by Pledgor in connection with the execution, delivery, or performance of this Agreement;

(e)       The execution, delivery, and performance by Pledgor of this Agreement requires no action by or in respect of, or filing with, any governmental body, agency, or official, and does not violate or contravene, or constitute a default under, any law or regulation applicable to Pledgor or of any material agreement, judgment, injunction, order, decree, or other instrument binding upon Pledgor, or result in the creation or imposition of any lien on any assets of Pledgor except as contemplated by this Agreement;

(f)        The pledge and assignment of the Collateral pursuant to this Agreement creates a valid first priority Lien on and a first priority perfected security interest in the Collateral, not subject to any prior lien or encumbrance in favor of any third party. Pledgor covenants that the Collateral is now and at all times shall remain free of all liens and encumbrances, other than to Secured Party. Pledgor covenants and agrees that it will defend Secured Party’s right, title and security interest in and to the Collateral against the claims and demands of all persons;

(g)       Secured Party shall have control over the Collateral within the meaning of Section 9104 of the Code, and Pledgor shall have no right to withdraw any of the Collateral, and Pledgor shall not liquidate, cause or permit to be liquidated, or effect, or cause or permit to be effected, any other disposition of the Collateral, in whole or in part;

(h)       Pledgor hereby grants to Secured Party an irrevocable power of attorney, with full power of substitution coupled with an interest, to, so long as any of the Obligations (other than inchoate obligations to indemnify Secured Party) hereunder and under the Loan Documents shall remain outstanding, execute and endorse, as applicable, on behalf of Pledgor, such financing statements, continuation financing statements, security agreements, reports, notices, and all other documents, instruments and agreements and perform any other acts (including pressing any claim) in order to: (i) perfect and maintain perfected security interest in the Collateral; (ii) fully consummate all of the transactions contemplated under this Agreement and the Loan Documents; and (iii) effect and exercise the rights and remedies of Secured Party with respect to the Collateral as set forth in this Agreement.

SECTION 5.  No Disposition.

Except in accordance with the terms of the Loan Documents, without the prior written consent of Secured Party, Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur, or permit to exist any assessment, pledge, lien, mortgage, hypothecation, security interest, charge, option, or any other encumbrance with respect to any of the Collateral, any interest therein, or any proceeds thereof.

SECTION 6.  Obligations of Pledgor Unconditional.

Pledgor’s duty to perform and observe the agreements and covenants on its part contained herein shall be absolute and unconditional.

SECTION 7.  Events of Default. The occurrence and continuance of any Event of Default under the Loan Documents shall be an “Event of Default” hereunder.

SECTION 8.  Remedies Upon Default.

(a)       If an Event of Default should occur and continue, Secured Party shall have all of the rights and remedies of a secured party under the Code, under this Agreement, and under applicable law, and available in equity. In addition, Secured Party shall have the right, to the full extent permitted by law, and Pledgor shall take such action necessary or appropriate to give effect to such right and to give consents, ratifications, and waivers thereto, to take any other action with respect to the Collateral as if Secured Party were the absolute and sole owner thereof including, without limitation, the right to liquidate and/or convert to cash all or any part of the Collateral (including Certificates of Deposit) and to, at Bank’s option, apply cash proceeds thereof to Obligations then owing and/or to hold the proceeds thereof as continuing security for Obligations whether such Obligations are then due.

(b)       If an Event of Default should occur and continue, Secured Party shall have the right to exercise any and all rights and remedies provided by this Agreement (including application of any cash Collateral, to the repayment of Pledgor’s or Borrower’s obligations owing to Secured Party hereunder and under the Loan Documents), to sell the Collateral, or any part thereof, at public or private sale or on any securities exchange, for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem commercially reasonable.

Secured Party may purchase any or all of the Collateral so sold at any public sale (or, with respect to any portion of the Collateral which is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same free from any right or claim of whatsoever kind. Secured Party is authorized, at any such sale, if it deems it advisable to do so, to restrict the prospective bidders or purchasers of any of the Collateral to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any of the Collateral. To the extent that any portion of the Collateral is not of a type customarily sold on a recognized market, Secured Party shall give Pledgor at least ten (10) days written notice of its intention to make any such public or private sale of that portion of the Collateral.

(c)       Pledgor hereby agrees that any disposition of Collateral by way of a private placement or other method which in the reasonable opinion of counsel for Secured Party is required or advisable under federal and state securities laws shall be deemed to be commercially reasonable. Pledgor also agrees that, except for duties set forth in the Code, Secured Party has no duty to sell or otherwise dispose of the Collateral, either before or after an Event of Default, whether upon the request of Pledgor or otherwise.

(d)       Pledgor agrees to pay to Secured Party, promptly on demand following any Event of Default, such reasonable amount of costs, fees and expenses (all of which shall constitute obligations) incurred by Secured Party in connection with the exercise of its rights under this Section 8, including reasonable attorneys’ fees, disbursements, and legal expenses, whether or not suit is brought.

(e)       Secured Party’s remedies under this Agreement are cumulative and in addition to all other remedies which it may possess, at law, in equity, under any other agreement, or otherwise.

SECTION 9.  No Waiver.

No failure on the part of Secured Party to exercise, and no delay in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy by Secured Party preclude any other or further exercise thereof or the exercise of any other right, power, or remedy.

SECTION 10.  Miscellaneous.

(a) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, references to any gender include any other gender, the part includes the whole, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, exhibit and schedule references are to this Agreement, unless otherwise specified. Initially capitalized terms contained in this

Agreement and not separately defined herein shall have the meanings ascribed thereto in the LCRA.

(b)       Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)       This Agreement sets forth the entire understanding between Pledgor and Secured Party regarding the subject matter of this Agreement, and all prior agreements or understandings, if any, regarding the subject matter hereof are merged herein. This Agreement may not be amended, changed, modified, altered, or terminated except by means of a writing signed by the parties hereto.

(d)       The subject headings and the sections and subsections of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

(e)       This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 11.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

(a)       THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAWS.

(b)       THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT SECURED PARTY’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SECURED PARTY ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGOR AND THE SECURED PARTY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

(c)       THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED

UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.

SECTION 12.  JUDICIAL REFERENCE PROVISION.

(a)       In the event the Jury Trial Waiver set forth above in Section 11(c) above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

(b)       With the exception of the items specified in clause (c), below, any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between the undersigned parties (collectively in this Section, the “Comerica Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Comerica Documents, venue for the reference proceeding will be in the state or federal court in the county or district where the real property involved in the action, if any, is located or in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the “Court”).

(c)       The matters that shall not be subject to a reference are the following: (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This reference provision does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this reference provision as provided herein.

(d)       The referee shall be a retired judge or justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. Pursuant to CCP § 170.6, each party shall have one peremptory challenge to the referee selected by the Presiding Judge of the Court (or his or her representative).

(e)       The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

(f)        The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

(g)       Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

(h)       The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

(i)        If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

(j)        THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER COMERJCA DOCUMENTS.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

“PLEDGOR”

MEDCAP PARTNERS L.P.

By	/s/ C. Fred Toney
Name:	C. Fred Toney
Title:	Managing Member of G.P.

“SECURED PARTY”

COMERICA BANK

By	/s/ Nina L. Cortez
Name:	NINA L. CORTEZ
Title:	VICE PRESIDENT

Guaranty

The undersigned, for value received, unconditionally and absolutely guarantee(s) to Comerica Bank (“Bank”), and to the Bank’s successors and assigns, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness to the Bank of CRDENTIA CORP., a Delaware corporation (“Borrower”) or any successor in interest, including without limit any debtor-in-possession or trustee in bankruptcy which succeeds to the interest of this party or person (jointly and severally the “Borrower”), however this indebtedness has been or may be incurred or evidenced, whether absolute or contingent direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, and whether or not known to the undersigned at the time of this Guaranty or at the time any future indebtedness is incurred (the “Indebtedness”).

The Indebtedness guaranteed includes without limit: (a) any and all direct indebtedness of the Borrower to the Bank, including indebtedness evidenced by any and all promissory notes; (b) any and all obligations or liabilities of the Borrower to the Bank arising under any guaranty where the Borrower has guaranteed the payment of indebtedness owing to the Bank from a third party; (c) any and all obligations or liabilities of the Borrower to the Bank arising from applications or agreements for the issuance of letters of credit; (d) any and all obligations or liabilities of the Borrower to the Bank arising out of any other agreement by the Borrower including without limit any agreement to indemnify the Bank for environmental liability or to clean up hazardous waste; (e) any and all indebtedness, obligations or liabilities for which the Borrower would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including without limit liability for interest and attorneys’ fees on, or in connection with, any of the Indebtedness from and after the filing by or against the Borrower of a bankruptcy petition whether an involuntary or voluntary bankruptcy case, including, without limitation, all attorneys’ fees and costs incurred in connection with motions for relief from stay, cash collateral motions, nondischargeability motions, preference liability motions, fraudulent conveyance liability motions, fraudulent transfer liability motions and all other motions brought by Borrower, Guarantor, Bank or third parties in any way relating to Bank’s rights with respect to such Borrower, Guarantor, or third party and/or affecting any collateral securing any obligation owed to Bank by Borrower, Guarantor, or any third party, probate proceedings, on appeal or otherwise; (f) any and all amendments, modifications, renewals and/or extensions of any of the above, including without limit amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (g) all costs of collecting Indebtedness, including without limit reasonable attorneys’ fees and costs.

The undersigned waive(s) notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, and diligence in collecting any Indebtedness, and agree(s) that the Bank may modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit the Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned further waive(s) any and all other notices to which the undersigned might otherwise be entitled. The undersigned acknowledge(s) and agree(s) that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by the Bank of any remedy the Bank may have against the Borrower or any other person or any security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reason, and no defense or setoff available at any time to the Borrower, shall impair, affect or be a defense or setoff to the obligations of the undersigned under this Guaranty.

The undersigned deliver(s) this Guaranty based solely on the undersigned’s independent investigation of the financial condition of the Borrower and is (are) not relying on any information furnished by the Bank. The undersigned assume(s) full responsibility for obtaining any further information concerning the Borrower’s financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate from time to time. The undersigned waive(s) any duty on the part of the Bank, and agree(s) that it is not relying upon nor expecting the Bank to disclose to the undersigned any fact now or later known by the Bank, whether relating to the operations or condition of the Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect these facts may have upon the undersigned’s risk under this Guaranty or the undersigned’s rights against the Borrower. The undersigned knowingly accept(s) the full range of risk encompassed in this Guaranty, which risk includes without limit the possibility that the

Borrower may incur Indebtedness to the Bank after the financial condition of the Borrower, or its ability to pay its debts as they mature, has deteriorated.

The undersigned represent(s) and warrant(s) that: (a) the Bank has made no representation to the undersigned as to the creditworthiness of the Borrower; and (b) the undersigned has (have) established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to the Borrower’s financial condition. The undersigned agree(s) to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Guaranty.

The undersigned grant(s) to the Bank a security interest in and the right of setoff as to any and all property of the undersigned now or later in the possession of the Bank. The undersigned subordinate(s) any claim of any nature that the undersigned now or later has (have) against the Borrower to and in favor of all Indebtedness and agree(s) not to accept payment or satisfaction of any claim that the undersigned now or later may have against the Borrower without the prior written consent of the Bank. Should any payment, distribution, security, or proceeds, be received by the undersigned upon or with respect to any claim that the undersigned now or may later have against the Borrower, the undersigned shall immediately deliver the same to the Bank in the form received (except for endorsement or assignment by the undersigned where required by the Bank) for application on the Indebtedness, whether matured or unmatured, and until delivered the same shall be held in trust by the undersigned as the property of the Bank. The undersigned further assign(s) to the Bank as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later has (have) against the Borrower (other than any claim under a deed of trust or mortgage covering real property) with full right on the part of the Bank, in its own name or in the name of the undersigned, to collect and enforce these claims.

The undersigned agree(s) that no security now or later held by the Bank for the payment of any Indebtedness, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledges(s) and agree(s) that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and the undersigned is (are) not relying upon any asset(s) in which the Bank has or may have a lien or security interest for payment of the Indebtedness.

The undersigned acknowledge(s) that the effectiveness of this Guaranty is not conditioned on any or all of the Indebtedness being guaranteed by anyone else.

Until the Indebtedness is irrevocably paid in full, the undersigned waive(s) any and all rights to be subrogated to the position of the Bank or to have the benefit of any lien, security interest or other guaranty now or later held by the Bank for the Indebtedness or to enforce any remedy which the Bank now or later has against the Borrower or any other person. Until the Indebtednes is irrevocably paid in full, the undersigned shall have no right of reimbursement, indemnity, contribution or other right of recourse to or with respect to the Borrower or any other person. The undersigned agree(s) to indemnify and hold harmless the Bank from and against any and all claims, actions, damages, costs and expenses, including without limit reasonable attorneys’ fees, incurred by the Bank in connection with the undersigned’s exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty. The Bank has no duty to enforce or protect any rights which the undersigned may have against the Borrower or any other person and the undersigned assume(s) full responsibility for enforcing and protecting these rights.

Notwithstanding any provision of the preceding paragraph or anything else in this Guaranty to the contrary, if any of the undersigned is or becomes “an “insider” or “affiliate” (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) with respect to the Borrower, then that undersigned irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, recourse, reimbursement and any similar rights against the Borrower (or any other guarantor) with respect to this Guaranty, whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that the undersigned shall not be (or be deemed to be) a “creditor” (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) of the Borrower (or any other guarantor) by reason of the existence of this Guaranty in the event that the Borrower becomes a debtor in any proceeding under the

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Federal Bankruptcy Code. This waiver is given to induce the Bank to enter into certain written contracts with the Borrower included in the Indebtedness. The undersigned warrant(s) and agree(s) that none of Bank’s rights, remedies or interests shall be directly or indirectly impaired because of any of the undersigned’s status as an “insider” or “affiliate” of the Borrower, and undersigned shall take any action, and shall execute any document, which the Bank may request in order to effectuate this warranty to the Bank.

If any Indebtedness is guaranteed by two or more guarantors, the obligation of the undersigned shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of the Bank against each severally, any two or more jointly, or some severally and some jointly. The Bank, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and after that, without notice to any other guarantor, the Bank may extend or renew any or all Indebtedness and may permit the Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the remaining guarantor(s). This action by the Bank shall not, however, be deemed to affect any right to contribution which may exist among the guarantors.

Any of the undersigned may terminate their obligation under this Guaranty as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of the Bank and receiving from an officer of the Bank written acknowledgement of delivery; provided, the termination shall not be effective until the opening of business on the fifth (5th) day following written acknowledgement of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantor(s), whether or not the termination is known to the remaining guarantor(s). Any termination shall not affect in any way the unconditional obligations of the terminating guarantor(s) as to any Indebtedness existing at the effective date of termination or any Indebtedness created after that pursuant to any commitment or agreement of the Bank or any Borrower loan with the Bank existing at the effective date of termination (whether advances or readvances by the Bank are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The Bank has no duty to give notice of termination by any guarantor(s) to any remaining guarantor(s). The undersigned shall indemnify the Bank against all claims, damages, costs and expenses, including without limit reasonable attorneys’ fees and costs, incurred by the Bank in connection with any suit, claim or action against the Bank arising out of any modification or termination of a Borrower loan or any refusal by the Bank to extend additional credit in connection with the termination of this Guaranty.

Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated, as the case may be, in the event that (a) any payment received or credit given by the Bank in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it; or (b) any liability is imposed, or sought to be imposed, against the Bank relating to the environmental condition of, or the presence of hazardous or toxic substances on, in or about, any property given as collateral to the Bank by the Borrower, whether this condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by the Bank of any such property, by foreclosure, in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of the Bank), in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned to the extent of all liability, costs and expenses (including without limit reasonable attorneys’ fees and costs) incurred by the Bank as the direct or indirect result of any environmental condition or hazardous or toxic substances. In the event of continuation or reinstatement of this Guaranty and the liens, pledges and security interests securing it, the undersigned agree(s) upon demand by the Bank to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement or continuation. If the undersigned do(es) not execute and deliver to the Bank upon demand such documents, the Bank and each Bank officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the

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name and on behalf of the undersigned. For purposes of this Guaranty, “environmental condition” includes, without limitation, conditions existing with respect to the surface or ground water, drinking water supply, land surface or subsurface and the air; and “hazardous or toxic substances” shall include any and all substances now or subsequently determined by any federal, state or local authority to be hazardous or toxic, or otherwise regulated by any of these authorities.

Although the intent of the undersigned and the Bank is that California law shall apply to this Guaranty, regardless of whether California law applies, the undersigned further agree(s) as follows: With respect to the limitation, if any, stated in the Additional Provisions below on the amount of principal guaranteed under this Guaranty, the undersigned agree(s) that (a) this limitation shall not be a limitation on the amount of Borrower’s Indebtedness to the Bank; (b) any payments by the undersigned shall not reduce the maximum liability of the undersigned under this Guaranty unless written notice to that effect is actually received by the Bank at or prior to the time of the payment; and (c) the liability of the undersigned to the Bank shall at all times be deemed to be the aggregate liability of the undersigned under this Guaranty and any other guaranties previously or subsequently given to the Bank by the undersigned and not expressly revoked, modified or invalidated in writing.

The undersigned waive(s) any right to require the Bank to: (a) proceed against any person, including without limit the Borrower; (b) proceed against or exhaust any security held from the Borrower or any other person; (c) pursue any other remedy in the Bank’s power; or (d) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest, or notices of dishonor in connection with any obligations or evidences of Indebtedness held by the Bank as security, in connection with any other obligations or evidences of indebtedness which constitute in whole or in part Indebtedness, or in connection with the creation of new or additional Indebtedness.

The undersigned authorize(s) the Bank, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigned’s liability under this Guaranty, from time to time to: (a) apply any security and direct the order or manner of sale of it, including without limit, a nonjudicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as the Bank in its discretion may determine; (b) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness; and (c) apply payments received by the Bank from the Borrower to any indebtedness of the Borrower to the Bank, in such order as the Bank shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waive(s) any provision of law regarding application of payments which specifies otherwise. The Bank may without notice assign this Guaranty in whole or in part. Upon the Bank’s request, the undersigned agree(s) to provide to the Bank copies of the undersigned’s financial statements.

The undersigned waive(s) any defense based upon or arising by reason of (a) any disability or other defense of the Borrower or any other person; (b) the cessation or limitation from any cause whatsoever, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the Borrower which is a corporation, partnership or other type of entity, or any defect in the formation of the Borrower; (d) the application by the Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by the Borrower to the Bank or intended or understood by the Bank or the undersigned; (e) any act or omission by the Bank which directly or indirectly results in or aids the discharge of the Borrower or any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form whatsoever including without limit any modification made after effective termination, and including without limit, the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of any Indebtedness, including without limit increase or decrease of the interest rate. The undersigned understands that, absent this waiver, Bank’s election of remedies, including but not limited to its decision to proceed to nonjudicial foreclosure on any real property securing the Indebtedness, could preclude Bank from obtaining a deficiency judgment against Borrower and the undersigned pursuant to California Code of Civil Procedure sections 580a, 580b, 580d or 726 and could also destroy any subrogation rights which the undersigned has against Borrower. The undersigned further understands that, absent this waiver, California law, including without limitation, California Code of Civil Procedure sections 580a, 580b, 580d or 726, could afford the undersigned one or more affirmative defenses to any action maintained by Bank against the undersigned on this Guaranty.

The undersigned waives any and all rights and provisions of California Code of Civil Procedure sections 580a, 580b, 580d and 726, including, but not limited to any provision thereof that: (i) may limit the time period for Bank to commence a

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lawsuit against Borrower or the undersigned to collect any Indebtedness owing by Borrower or the undersigned to Bank; (ii) may entitle Borrower or the undersigned to a judicial or nonjudicial determination of any deficiency owed by Borrower or the undersigned to Bank, or to otherwise limit Bank’s right to collect a deficiency based on the fair market value of such real property security; (iii) may limit Bank’s right to collect a deficiency judgment after a sale of any real property securing the Indebtedness; (iv) may require Bank to take only one action to collect the Indebtedness or that may otherwise limit the remedies available to Bank to collect the Indebtedness.

The undersigned waives all rights and defenses arising out of an election of remedies by Bank even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the undersigned’s rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise.

Without limiting the generality of any other waiver or other provision set forth in this Guaranty, each undersigned Guarantor waives all rights and defenses that any such undersigned Guarantor may have because the Indebtedness is secured by real property. This means, among other things:

(1)       Bank may collect from any undersigned Guarantor without first foreclosing on any real or personal property collateral pledged by any Borrower to secure the Indebtedness.

(2)       If Bank forecloses on any real property collateral pledged by any Borrower to secure the Indebtedness:

(a)       the amount of the Indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

(b)       Bank may collect from any undersigned Guarantor even if Bank, by foreclosing on the real property pledged as collateral, has destroyed any right that the undersigned Guarantor may have to collect from Borrower.

This is an unconditional and irrevocable waiver of any rights and defenses each undersigned Guarantor may have because the Indebtedness is secured by Real Property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH UNDERSIGNED GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS, DEFENSES TO PAYMENT OR PERFORMANCE, OR ANY RIGHT TO PARTIAL OR COMPLETE EXONERATION ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2847, 2848, 2849, AND 2850.

The undersigned acknowledges and agrees that this is a knowing and informed waiver of the undersigned’s rights as discussed above and that Bank is relying on this waiver in extending credit to Borrower.

The undersigned acknowledge(s) that the Bank has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Indebtedness and any related obligations, including without limit this Guaranty. In connection with that right, the Bank may disclose any documents and information which the Bank now or later acquires relating to the undersigned and this Guaranty, whether furnished by the Borrower, the undersigned or otherwise. The undersigned further agree(s) that the Bank may disclose these documents and information to the Borrower. The undersigned agree(s) that the Bank may provide information relating to this Guaranty or to the undersigned to the Bank’s parent, affiliates, subsidiaries and service providers.

The total obligation under this Guaranty shall be UNLIMITED unless specifically limited in the Additional Provisions of this Guaranty, and this obligation (whether unlimited or limited to the extent indicated in the Additional Provisions) shall include, IN ADDITION TO any limited amount of principal guaranteed, any and all interest on all Indebtedness and any and all costs and expenses of any kind, including without limit reasonable attorneys’ fees and costs, incurred by the Bank at any time(s) for any reason in enforcing any of the duties and obligations of the undersigned under this Guaranty or

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otherwise incurred by the Bank in any way connected with this Guaranty, the Indebtedness or any other guaranty of the Indebtedness (including without limit reasonable attorneys’ fees and other expenses incurred in any suit involving the conduct of the Bank, the Borrower or the undersigned). All of these costs and expenses shall be payable immediately by the undersigned when incurred by the Bank, without demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Guaranty to attorneys’ fees shall be deemed a reference to fees, charges, costs and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys’ fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Any reference in the Additional Provisions or elsewhere (a) to this Guaranty being secured by certain collateral shall NOT be deemed to limit the total obligation of the undersigned under this Guaranty or (b) to this Guaranty being limited in any respect shall NOT be deemed to limit the total obligation of the undersigned under any prior or subsequent guaranty given by the undersigned to the Bank.

The undersigned unconditionally and irrevocably waive(s) each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledge(s) that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the Indebtedness, and acknowledge(s) that as of the date of this Guaranty no such defense or setoff exists. The undersigned acknowledge(s) that the effectiveness of this Guaranty is subject to no conditions of any kind.

This Guaranty shall remain effective with respect to successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, until this Guaranty is terminated in the manner and to the extent provided above.

The undersigned warrant(s) and agree(s) that each of the waivers set forth above are made with the undersigned’s full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law If any of these waivers are determined to be contrary to any applicable law or public policy, these waivers shall be effective only to the extent permitted by law.

This Guaranty constitutes the entire agreement of the undersigned and the Bank with respect to the subject matter of this Guaranty. No waiver, consent, modification or change of the terms of this Guaranty shall bind any of the undersigned or the Bank unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of the Bank and its successors and assigns. This Guaranty shall be binding on the undersigned and the undersigned’s heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has (have) knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing the Bank to extend credit or make other financial accommodations to the Borrower, and the undersigned acknowledge(s) that the terms of this Guaranty are reasonable. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

Additional Provisions (if any): (a) The undersigned hereby covenants and agrees to deliver to Bank not later than 30 days after end of each fiscal quarter, internally prepared financial statements of the undersigned, prepared in accordance with GAAP and certified as true and correct by an authorized officer of the undersigned; and

(b) THE TOTAL OBLIGATION UNDER THIS GUARANTY SHALL NOT EXCEED THE PRINCIPAL AMOUNT OF FOUR HUNDRED THOUSAND DOLLARS ($400,000), PLUS ALL INTEREST ON THAT AMOUNT AND ALL COSTS INCURRED BY THE BANK IN COLLECTION EFFORTS AGAINST THE BORROWER AND/OR THE UNDERSIGNED INCLUDING, WITHOUT LIMIT, REASONABLE ATTORNEY FEES.

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THE UNDERSIGNED AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS.

IN WITNESS WHEREOF, the undersigned has (have) signed this Guaranty on January 24, 2007.

WITNESSES:	GUARANTOR: MEDCAP PARTNERS L.P.
Janna Gunter	By:	MEDCAP MANAGEMENT & RESEARCH LLC, as General Partner
Print Name:
	By:	/s/ C. Fred Toney
SIGNATURE OF
	Its:	Managing Member of the G.P.

BORROWER(S): CRDENTIA CORP.	GUARANTOR’S ADDRESS 500 Third Street Suite 535 San Francisco, CA 94107

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CERTIFICATE OF ACKNOWLEDGMENT

STATE OF CALIFORNIA

COUNTY OF SAN FRANCISCO

On 1/24/07 before me, Janna L. Gunter personally appeared C. Fred Toney personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

(SEAL)	/s/ Janna L. Gunter
(Notary Public’s Signature)

Janna L. Gunter
(Type or Print Name)

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Resolutions and Incumbency Certification

I certify that I am the duly elected and qualified Secretary of Medcap Management & Research LLC (“Corporation”) and the keeper of the records of the Corporation; that the Corporation is the general partner of Medcap Partners L.P., a Delaware limited partnership; that the following is a true and correct copy of resolutions duly adopted by the officers/members/managers of the Corporation in accordance with its operating agreement and applicable statutes on or as of January 19, 2007.

Copy of Resolutions:

Whereas, the Corporation is general partner and managing member of Medcap Partners L.P., a limited partnership (the “Partnership”);

Whereas, this Partnership is financially interested in the affairs of Crdentia Corp. (“Borrower”); and

Whereas, there has been presented to the Partnership and Corporation certain documents and instruments including but not limited to a Guaranty (“Agreement”) of indebtedness of Borrower to be executed and delivered by the Partnership to Comerica Bank (“Bank”), as yet unexecuted, in favor of Bank, pertaining to the existing and/or future indebtedness of the Borrower to the Bank; and

Whereas, in order to induce the Bank to extend credit or other financial accommodations to the Borrower, the Partnership and Corporation deems it advisable, desirable, and in the best interests of this Partnership that the Partnership enter into the Agreement;

Be It Resolved, That:

1.         Any one of the following officers of the Corporation, acting in the Corporation’s capacity as managing member of the Partnership:

Name:	Title:	Signature
C. Fred Toney	Managing Member of G.P.	/s/ C. Fred Toney

is/are authorized to enter into the Agreement; and to execute in such form as may be required by the Bank all such other documents and/or instruments as shall be required by Bank in connection with the Agreement and that none of the same shall be valid unless so signed or endorsed.

2.         This authorization shall be effective (and Bank shall be entitled to rely fully on it) notwithstanding any contrary terms contained in any limited partnership agreement now or hereafter adopted by the Partnership, and shall remain in full force and effect until the Partnership officially notifies the Bank to the contrary in writing (such notice to have no effect on any action previously taken by Bank in reliance on this authorization).

3.         Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of this Authorization are ratified, confirmed and approved as the act or acts of the Partnership.

4.         If other persons become partners in the Partnership or if the Partnership should become incorporated, the Partnership shall notify the Bank promptly in writing of any such changes. This limited partnership Authorization is not a consent by the Bank to the adding of partners or to the incorporation of the limited partnership.

5.         Each of the partners of the Partnership have, to the extent required pursuant to the terms of the partnership’s limited partnership agreement, consented to the foregoing and to the execution and delivery of the Agreement.

/s/ C. Fred Toney
Secretary, Medcap Management & Research LLC & Managing Member

CERTIFICATION OF LIMITED PARTNERSHIP AGREEMENT

The undersigned Secretary of MEDCAP PARTNERS L.P., a Delaware limited partnership (“Company”), hereby certifies to COMERICA BANK, a Michigan banking corporation (“Bank”), that the Limited Partnership Agreement of the Company attached as Exhibit A: (i) is a true, complete and accurate copy of such documents; (ii) remains in full force and effect; (iii) has not been amended, repealed or rescinded in any respect; and (iv) may continue to be relied upon by Bank until and unless written notice to the contrary is delivered to Bank.

Executed as of the 19 day of January, 2007.

MEDCAP PARTNERS L.P.

By:	/s/ C. Fred Toney
Name:	C. Fred Toney
Its:	Secretary Managing Member of G.P.

EXHIBIT A

See Attached Limited Partnership Agreement

2

CLOSING AGREEMENT

This Closing Agreement dated January 19, 2007, is made among COMERICA BANK (“Bank”), CRDENTIA CORP. (“Borrower”) and MEDCAP PARTNERS L.P. (“Guarantor”) with respect to the $2,400,000 revolving loan (the “Loan”) to be made by Bank to Borrower pursuant to the $2,400,000 Master Revolving Note dated as of even date herewith (“Note”) payment of which is to be guaranteed by Guarantor pursuant to a Guaranty dated as of even date herewith (“Guaranty”).

1.         Terms. Capitalized terms used herein without definition have the meanings given them in the Note.

2.         Unsatisfied Closing Conditions. Each of the following (“Unsatisfied Closing Conditions”) is a condition to the Bank’s obligation to make the Loan:

(a) the Bank’s receipt of a Certificate of Good Standing from the Texas Secretary of State.

3.         Closing. The Bank will make, the Borrower will borrow, and the Guarantor will guarantee payment of the Loan as of January      , 2007 (“Closing Date”).

4.         Achievement of Unsatisfied Closing Conditions. If the Unsatisfied Closing Conditions are not achieved on or before thirty (30) days after the Closing Date, such failure shall be and constitute a “Default” under the Note and the Bank may deem the Loan to be in default effective as of such day, or any Business Day thereafter. The Bank may declare the Loan due and payable immediately and may commence the exercise of any and all rights and remedies under the Note or related agreements.

COMERICA BANK		CRDENTIA CORP.

By:	/s/ Nina L. Cortez	By:	/s/ James D. Durham
Its:	Vice President	Its:	CEO

MEDCAP PARTNERS L.P. By: MEDCAP MANAGEMENT & RESEARCH LLC, as General Partner

By:	/s/ Fred Toney
Its:	Managing Member of G.P.

A-1